NEWS RELEASE
TO BUSINESS EDITOR:


             COMM BANCORP, INC. REPORTS SECOND QUARTER 2003 EARNINGS

      Clarks Summit, PA, July 21/PR Newswire/-Comm Bancorp, Inc. (Nasdaq: CCBP) today reported second quarter 2003 earnings of $1,145,000 or $0.60 per share and year-to-date earnings of $2,475,000 or $1.28 per share. Comparable 2002 earnings were $1,226,000 or $0.62 per share for the second quarter and $2,540,000 or $1.29 per share year-to-date.

      Return on average stockholders' equity was 9.96% for the second quarter and 10.85% for the first half of 2003, compared to 11.61% and 12.20% for the respective 2002 periods. Return on average assets was 0.92% and 1.01%, respectively, for the second quarter and year-to-date 2003, compared to 1.05% and 1.10% for the same periods of 2002.

      "We are beginning to feel the effects of the current interest rate environment," stated William F. Farber, Sr., President and Chief Executive Officer. "Falling interest rates have put pressure on our net interest margin and in turn earnings. We are continually focusing on generating noninterest revenue and controlling our noninterest expense in order to alleviate the effects of margin compression," continued Farber. As a means of generating additional fee income, the Company recently established Community Abstract Services, LLC, which offers title insurance and abstract services to residential mortgage loan customers. "Abstract services creates a new source of revenue for our Company by allowing us to capitalize on the high demand for residential mortgages caused by the historically low interest rates, " concluded Farber.

HIGHLIGHTS

-     Total assets surpassed the one-half $1.0 billion milestone.

-     Year-to-date noninterest revenue rose 10% compared to prior year.

- Loans, net of unearned income and deposits grew at annualized rates of 8.0% and 12.0% for the first half of 2003.

-     Dividends declared year-to-date increased 10% over last year.

INCOME STATEMENT REVIEW

      Tax-equivalent net interest income for the first half of 2003 totaled $8,921 thousand, a decrease of $398 thousand or 4.3%. A $1,435 thousand decline in tax-equivalent interest revenue was partially mitigated by a $1,037 thousand reduction in interest expense. The decline in interest revenue was caused by a 101 basis point decrease in the tax-equivalent yield on earning assets, partially offset by interest revenue generated from a $25.7 million increase in average earning assets. A 72 basis point reduction in the cost of funds, partially offset by growth of $20.5 million in average interest-bearing liabilities, caused the reduction in interest expense. The net interest margin contracted 41 basis points to 3.86% in 2003 from 4.27% in 2002.

      The provision for loan losses was $240 thousand for the six months ended June 30, 2003, compared to $740 thousand for the same period of 2002. The allowance for loan losses, as a percentage of loans, net of unearned income, equaled 1.09% and 1.12% at June 30, 2003 and 2002, respectively.

      Noninterest income totaled $2,076 thousand for the six months ended June 30, 2003, an increase of $197 thousand or 10.5% from $1,879 thousand for the same six months of last year. Included in noninterest income in 2002 was $69 thousand in gains from the sale of investment securities. There were no gains from the sale of investment securities in 2003. Gains on the sale of residential mortgages increased $328 thousand while service charges, fees and commissions declined $62 thousand. For the second quarter, noninterest income increased $70 thousand to $990 thousand in 2003, compared to $920 thousand in 2002.

      For the six months ended June 30, 2003, noninterest expense amounted to $7,003 thousand, an increase of $415 thousand or 6.3% from $6,588 thousand for the same six months of 2002. As a result of opening two new offices in the second half of last year, salaries and employee benefits expense rose $198 thousand or 6.1% and net occupancy and equipment expense increased $187 thousand or 20.8%. Other expenses increased $30 thousand or 1.2%. For the quarter ended June 30, 2003, noninterest expense increased $262 thousand or 7.9% in comparison to the same quarter last year.

BALANCE SHEET REVIEW

      For the first six months of 2003, the balance sheet grew substantially in comparison to the same six months of last year. Total assets averaged $493.2 million for the six months ended June 30, 2003, an increase of $29.6 million or 6.4% from $463.6 million for the first half of 2002. Average earning assets increased $25.7 million or 5.8%. Loan growth was the primary factor for the growth in earning assets. Loans, net of unearned income, averaged $335.7 million for the first half of 2003 in comparison to $315.6 million for the same period of 2002. The $20.1 million or 6.4% growth in loans, net of unearned income, was funded by growth of $25.5 million or 6.1% in average total deposits. Total deposits averaged $443.9 million in 2003 and $418.4 million in 2002. Average interest-bearing deposits rose $20.6 million or 5.5%, while average noninterest-bearing deposits grew $4.9 million or 10.4%.

      Stockholders' equity totaled $45.7 million at June 30, 2003, compared to $46.1 million at March 31, 2003 and $45.3 million at December 31, 2002. On a per share basis, stockholders' equity equaled $23.94 per share, $23.70 per share and $23.31 per share for these respective periods. During the first six months of 2003, 38,450 shares of common stock totaling $1.3 million were repurchased. For the six months ended June 30, dividends declared totaled $849 thousand or $0.44 per share in 2003 and $785 thousand or $0.40 per share in 2002. The Company's common stock closed at a price of $34.80 per share and traded at 145% of book and 13.2 times trailing twelve months earnings per share at June 30, 2003.

      Nonperforming assets, as a percentage of loans, net of unearned income, were constant at 0.7% at June 30, 2003 compared to the previous quarter-end and improved from 0.8% at year-end 2002. Nonperforming assets were $2.3 million at the end of the second quarter of 2003, compared to $2.2 million at March 31, 2003, and $2.5 million at December 31, 2002. In comparing the first and second quarters of 2003, nonaccrual loans and foreclosed assets decreased $213 thousand and $40 thousand, respectively, while accruing loans past due ninety days or more increased $300 thousand.

      The allowance for loan losses equaled $3.7 million and 1.09% of loans, net of unearned income, at June 30, 2003, compared to $3.5 million and 1.12% at June 30, 2002. The allowance covered 160.7% of nonperforming assets at the end of the first half of 2003, compared 134.1% one year ago. Net charge-offs amounted to $308 thousand or 0.18% of average loans outstanding for the six months ended June 30, 2003, and $429 thousand or 0.27% of average loans outstanding for the same six months of 2002.

      Comm Bancorp, Inc. serves four Pennsylvania counties through Community Bank and Trust Company's 16 community banking offices. Each office interdependent with the community offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(sm) Banking, on-line banking services, by accessing the Company's web site at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXPECT PER SHARE DATA)


                                              June 30,          March 31,         Dec. 31,          Sept. 30,         June 30,
                                                2003              2003              2002              2002              2002
Key performance data:
Per share data:
Net income                                 $        0.60     $        0.68     $        0.71     $        0.65     $        0.62
Cash dividends declared                    $        0.22     $        0.22     $        0.21     $        0.21     $        0.20
Book value                                 $       23.94     $       23.70     $       23.31     $       23.04     $       22.13
Tangible book value                        $       23.41     $       23.14     $       22.71     $       22.41     $       21.47
Market value:
  High                                     $       37.40     $       35.48     $       35.50     $       35.97     $       38.00
  Low                                      $       34.23     $       33.50     $       32.76     $       32.01     $       31.50
  Closing                                  $       34.80     $       35.00     $       35.29     $       34.00     $       35.97
Market capitalization                      $      66,451     $      68,109     $      68,631     $      66,334     $      70,564
Common shares outstanding                      1,909,518         1,945,977         1,944,769         1,951,014         1,961,634
Selected ratios:
Return on average stockholders' equity              9.96%            11.77%            12.21%            11.39%            11.61%
Return on average assets                            0.92%             1.11%             1.12%             1.05%             1.05%
Leverage ratio                                      8.55%             8.77%             8.77%             8.70%             8.69%
Efficiency ratio                                   69.71%            65.15%            66.70%            66.13%            63.80%
Nonperforming assets to loans, net                  0.68%             0.68%             0.79%             0.68%             0.83%
Net charge-offs to average loans, net               0.20%             0.17%             0.07%             0.11%             0.37%
Allowance for loan losses to loans, net             1.09%             1.13%             1.16%             1.15%             1.12%
Earning assets yield (FTE)                          5.97%             6.31%             6.32%             6.65%             7.00%
Cost of Funds                                       2.61%             2.80%             2.93%             3.16%             3.35%
Net interest spread (FTE)                           3.36%             3.51%             3.39%             3.49%             3.65%
Net interest margin (FTE)                           3.78%             3.95%             3.85%             3.99%             4.19%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


Six months ended                                                              June 30,         June 30,
                                                                                2003             2002
Interest income:
Interest and fees on loans:
  Taxable                                                                    $    11,164     $   11,453
  Tax-exempt                                                                         378            345
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                          1,088          1,965
  Tax-exempt                                                                         799          1,016
  Dividends                                                                           25             39
Interest on federal funds sold                                                       114             91
    Total interest income                                                         13,568         14,909
Interest expense:
Interest on deposits                                                               5,254          6,291
    Total interest expense                                                         5,254          6,291
    Net interest income                                                            8,314          8,618
Provision for loan losses                                                            240            740
    Net interest income after provision for loan losses                            8,074          7,878
Noninterest income:
Service charges, fees and commissions                                              1,391          1,453
Net gains on sale of loans                                                           685            357
Net gains on sale of investment securities                                                           69
    Total noninterest income                                                       2,076          1,879
Noninterest expense:
Salaries and employee benefits expense                                             3,469          3,271
Net occupancy and equipment expense                                                1,088            901
Other expenses                                                                     2,446          2,416
    Total noninterest expense                                                      7,003          6,588
Income before income taxes                                                         3,147          3,169
Provision for income tax expense                                                     672            629
     Net income                                                              $     2,475     $    2,540

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale        $       (24)    $    2,019
Reclassification adjustment for gains included in net income                                        (69)
Income tax expense (benefit) related to other comprehensive income (loss)             (8)           663
     Other comprehensive income (loss), net of income  taxes                         (16)         1,287
     Comprehensive income                                                    $     2,459     $    3,827
Per share data:
Net income                                                                   $      1.28     $     1.29
Cash dividends declared                                                      $      0.44     $     0.40
Average common shares outstanding                                              1,934,586      1,967,185

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              June 30,     March 31,      Dec. 31,    Sept. 30,    June 30,
Three months ended                                              2003          2003          2002         2002        2002
Interest income:
Interest and fees on loans:
  Taxable                                                   $     5,612   $     5,552   $     5,674   $    5,684  $    5,686
  Tax-exempt                                                        187           191           166          177         177
Interest and dividends on investment securities
 available-for-sale:
  Taxable                                                           430           658           712          804         942
  Tax-exempt                                                        399           400           430          439         504
  Dividends                                                          11            14            15           17          17
Interest on federal funds sold                                       86            28            93          164          68
    Total interest income                                         6,725         6,843         7,090        7,285       7,394
Interest expense:
Interest on deposits                                              2,582         2,672         2,889        3,036       3,111
    Total interest expense                                        2,582         2,672         2,889        3,036       3,111
    Net interest income                                           4,143         4,171         4,201        4,249       4,283
Provision for loan losses                                           120           120           165          195         370
    Net interest income after provision for loan losses           4,023         4,051         4,036        4,054       3,913
Noninterest income:
Service charges, fees and commissions                               695           696           688          763         679
Net gains on sale of loans                                          295           390           354          208         172
Net gains on sale of investment securities                                                      236           17          69
    Total noninterest income                                        990         1,086         1,278          988         920
Noninterest expense:
Salaries and employee benefits expense                            1,773         1,696         1,775        1,721       1,690
Net occupancy and equipment expense                                 548           540           494          458         450
Other expenses                                                    1,257         1,189         1,245        1,249       1,176
    Total noninterest expense                                     3,578         3,425         3,514        3,428       3,316
Income before income taxes                                        1,435         1,712         1,800        1,614       1,517
Provision for income tax expense                                    290           382           410          344         291
    Net income                                              $     1,145   $     1,330   $     1,390   $    1,270  $    1,226
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
 available-for-sale                                         $       212   $      (236)  $      (335)  $    1,561  $    1,990
Reclassification adjustment for gains included in net
 income                                                                                        (236)         (17)        (69)
Income tax expense (benefit) related to other
 comprehensive income (loss)                                         72           (80)         (194)         525         653
    Other comprehensive income (loss), net of income taxes          140          (156)         (377)       1,019       1,268
    Comprehensive income                                    $     1,285   $     1,174   $     1,013   $    2,289  $    2,494
Per share data:
Net income                                                  $      0.60   $      0.68   $      0.71   $     0.65  $     0.62
Cash dividends declared                                     $      0.22   $      0.22   $      0.21   $     0.21  $     0.20
Average common shares outstanding                             1,923,082     1,946,217     1,949,678    1,956,741   1,961,755

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)


                                          June 30,    March 31,   Dec. 31,    Sept. 30,   June 30,
Three months ended                          2003        2003        2002        2002        2002
Net interest income:
Interest income
Loans, net:
  Taxable                               $   5,612   $   5,552   $   5,674   $   5,684   $   5,686
  Tax-exempt                                  284         289         252         268         269
    Total loans, net                        5,896       5,841       5,926       5,952       5,955
Investments:
  Taxable                                     441         672         727         821         959
  Tax-exempt                                  605         606         651         666         763
    Total investments                       1,046       1,278       1,378       1,487       1,722
Federal funds sold                             86          28          93         164          68
    Total interest income                   7,028       7,147       7,397       7,603       7,745
Interest expense
  Deposits                                  2,582       2,672       2,889       3,036       3,111
    Total interest expense                  2,582       2,672       2,889       3,036       3,111
    Net interest income                 $   4,446   $   4,475   $   4,508   $   4,567   $   4,634
Loans, net:
  Taxable                                    7.05%       7.19%       7.24%       7.42%       7.51%
  Tax-exempt                                 5.88%       6.07%       7.77%       7.74%       7.82%
    Total loans, net                         6.98%       7.12%       7.26%       7.44%       7.53%
Investments:
  Taxable                                    2.47%       3.19%       3.57%       5.18%       5.53%
  Tax-exempt                                 7.44%       7.56%       7.44%       7.48%       7.48%
    Total investments                        4.02%       4.40%       4.74%       6.01%       6.25%
Federal funds sold                           1.20%       1.28%       1.47%       1.71%       1.70%
    Total earning assets                     5.97%       6.31%       6.32%       6.65%       7.00%
Interest expense
  Deposits                                   2.61%       2.80%       2.93%       3.16%       3.35%
    Total interest-bearing liabilities       2.61%       2.80%       2.93%       3.16%       3.35%
    Net interest spread                      3.36%       3.51%       3.39%       3.49%       3.65%
    Net interest margin                      3.78%       3.95%       3.85%       3.99%       4.19%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                  June 30,    March 31,   Dec. 31,    Sept. 30,   June 30,
At period end                                       2003        2003        2002        2002        2002
Assets:
Cash and due from banks                           $ 13,983    $ 12,232    $ 10,883    $ 13,004    $ 12,124
Federal funds sold                                  34,350      18,700      10,500      31,550      32,100
Investment securities available-for-sale           106,186     114,956     124,203     117,586     102,472
Loans held for sale, net                             7,522       3,763       3,916       2,113         724
Loans, net of unearned income                      336,853     327,956     323,575     317,439     315,473
Less: Allowance for loan losses                      3,677       3,722       3,745       3,640       3,531
Net loans                                          333,176     324,234     319,830     313,799     311,942
Premises and equipment, net                         12,134      11,878      11,861      11,512      10,483
Other assets                                         5,554       5,194       5,225       5,873       6,318
    Total assets                                  $512,905    $490,957    $486,418    $495,437    $476,163

Liabilities:
Deposits:
  Noninterest-bearing                             $ 59,612    $ 52,022    $ 49,820    $ 52,537    $ 48,507
  Interest-bearing                                 403,853     389,272     387,393     393,628     380,293
    Total deposits                                 463,465     441,294     437,213     446,165     428,800
Other liabilities                                    3,722       3,541       3,872       4,327       3,944
    Total liabilities                              467,187     444,835     441,085     450,492     432,744

Stockholders' equity:
Common stock, par value $0.33 authorized
 12,000,000, issued 1,909,518; 1,945,977;
 1,944,769; 1,951,014; 1,961,634                       630         642         642         644         647
Capital surplus                                      6,478       6,536       6,484       6,456       6,442
Retained earnings                                   36,042      36,516      35,623      34,884      34,388
Accumulated other comprehensive income               2,568       2,428       2,584       2,961       1,942
    Total stockholders' equity                      45,718      46,122      45,333      44,945      43,419
    Total liabilities and stockholders' equity    $512,905    $490,957    $486,418    $495,437    $476,163

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                  June 30,    March 31,   Dec. 31,    Sept. 30,   June 30,
Average quarterly balances                          2003        2003        2002        2002        2002
Assets:
Loans, net:
  Taxable                                         $319,400    $313,318    $311,113    $303,869    $303,491
  Tax-exempt                                        19,386      19,300      12,864      13,743      13,798
    Total loans, net                               338,786     332,618     323,977     317,612     317,289
Investments:
  Taxable                                           71,684      85,368      80,734      62,894      69,574
  Tax-exempt                                        32,620      32,527      34,698      35,325      40,935
    Total investments                              104,304     117,895     115,432      98,219     110,509
Federal funds sold                                  28,845       8,869      25,069      38,110      16,061
    Total earning assets                           471,935     459,382     464,478     453,941     443,859
Other assets                                        28,333      26,750      27,435      26,445      23,741
    Total assets                                  $500,268    $486,132    $491,913    $480,386    $467,600

Liabilities and stockholders' equity:
Deposits:
  Interest-bearing                                $396,555    $387,246    $390,727    $381,176    $372,996
  Noninterest-bearing                               54,214      49,721      52,293      51,183      49,149
    Total deposits                                 450,769     436,967     443,020     432,359     422,145
Other liabilities                                    3,383       3,320       3,720       3,789       3,104
    Total liabilities                              454,152     440,287     446,740     436,148     425,249
Stockholders' equity                                46,116      45,845      45,173      44,238      42,351
    Total liabilities and stockholders' equity    $500,268    $486,132    $491,913    $480,386    $467,600

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                               June 30,  March 31,  Dec. 31,  Sept. 30,  June 30,
At quarter end                                    2003      2003      2002      2002       2002
Nonperforming assets:
  Nonaccrual/restructured loans                  $1,514    $1,727    $1,992    $1,501    $1,444
  Accruing loans past due 90 days or more           612       312       510       370       393
  Foreclosed assets                                 162       202        40       292       797
Total nonperforming assets                       $2,288    $2,241    $2,542    $2,163    $2,634

Three months ended
Allowance for loan losses:
Beginning balance                                $3,722    $3,745    $3,640    $3,531    $3,457
Charge-offs                                         199       164       102       123       332
Recoveries                                           34        21        42        37        36
Provision for loan losses                           120       120       165       195       370
Ending balance                                   $3,677    $3,722    $3,745    $3,640    $3,531


SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St:  Pennsylvania
In:  Fin


--------------------------------------------------------------------------------
Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.
--------------------------------------------------------------------------------